Exhibit 10.2

MASTER REAFFIRMATION AND AMENDMENT TO LOAN DOCUMENTS

THIS MASTER REAFFIRMATION AND AMENDMENT TO LOAN DOCUMENTS (this “Agreement”) is made as of May 31, 2013, by and among Granite City Food & Brewery Ltd., a Minnesota corporation (“Borrower”), Granite City Restaurant Operations, Inc., a Minnesota corporation (“Operations”), Granite City — Arkansas, Inc., an Arkansas corporation (“GC Arkansas”), Granite City — Orland Park, Inc., an Illinois corporation (“GC Orland Park”) Granite City — Creve Coeur, Inc., a Missouri corporation (“GC Creve Coeur”), Granite City — Rockford, Inc., an Illinois corporation (“GC Rockford”), Granite City — Peoria, Inc., an Illinois corporation (“GC Peoria”), Granite City of Indiana, Inc., an Indiana corporation (“GC Indiana”), Granite City of Ohio, Inc., an Ohio corporation (“GC Ohio”), Granite City of Kansas Ltd., a Kansas corporation (“GC Kansas”), Granite City of Maryland, Inc., a Minnesota corporation (“GC Maryland”; each of Borrower, Operations, GC Arkansas, GC Orland Park, GC Creve Coeur, GC Rockford, GC Peoria, GC Indiana, GC Ohio, GC Kansas and GC Maryland are sometimes hereinafter referred to each, individually, as an “Obligor” and, collectively, as the “Obligors”), and Fifth Third Bank, an Ohio banking corporation, as administrative agent (“Administrative Agent”), for the Lenders and other Secured Parties party to the Credit Agreement described below.  All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

A.            Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated as of May 10, 2011 (as amended, restated, supplemented or otherwise modified from time to time but prior to the date hereof, the “Existing Credit Agreement”) pursuant to which, among other things, the Lenders have made certain loans and other financial accommodations to Borrower.

B.            The Obligors have reviewed, consented to and executed various agreements, documents and instruments in connection with the Existing Credit Agreement, including, without limitation, those agreements, documents and instruments described on Exhibit A attached hereto (as the same may be amended, restated, supplemented, or otherwise modified from time to time, collectively, the “Existing Collateral Documents”).

C.            On the date hereof, Borrower, Administrative Agent and the Lenders are amending and restating the Existing Credit Agreement pursuant to that certain Amended and Restated Credit Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

D.            Each Obligor shall derive both direct and indirect benefits from the loans and other financial accommodations (collectively, the “Loans”) made pursuant to the provisions of the Credit Agreement.

E.            One of the conditions precedent to Administrative Agent and the Lenders entering into the Credit Agreement and making the Loans and other financial accommodations thereunder is that each Obligor execute and deliver this Agreement to acknowledge and agree that the

Existing Collateral Documents, and the liens, security interests and guarantees granted and issued thereunder, secure and guaranty the Obligations and all other obligations, liabilities and indebtedness of such Obligor under the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned hereby agrees as follows:

1.             Amendments to the Existing Collateral Documents.    All references in the Existing Collateral Documents to the “Credit Agreement” shall refer to, and for all purposes shall be deemed and construed to refer to, the Credit Agreement.  All references in the Existing Collateral Documents to the “Loan Documents” shall refer to, and for all purposes shall be deemed and construed to refer to, the Loan Documents, as amended and reaffirmed pursuant to this Agreement.  Cross references in the Existing Collateral Documents to particular section references in the Existing Credit Agreement shall be deemed to be cross references to the corresponding sections, as applicable, of the Credit Agreement.

2.             Reaffirmation and Acknowledgment.

(a)           As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations (as defined in the Guaranty, Pledge and Security Agreement), each Obligor hereby pledges and grants to Administrative Agent, for the benefit of Administrative Agent, the Lenders and the other Secured Parties, a Lien on and security interest in and to all of such Obligor’s right, title and interest in the Collateral (as defined in the Guaranty, Pledge and Security Agreement), whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located.

(b)           In connection with the execution and delivery of the Credit Agreement, each Obligor, as borrower, debtor, grantor, mortgagor, pledgor, guarantor or assignor, or in any other similar capacities in which such Person grants Liens or security interests in its Property or otherwise acts as an accommodation party or guarantor, as the case may be, in any case under the Existing Collateral Documents, hereby (i) ratifies and reaffirms all of its payment, performance and observance obligations and liabilities, whether contingent or otherwise, under each of such Existing Collateral Documents, as amended hereby, to which it is a party, and (ii) to the extent such Obligor granted Liens on or security interests in any of its Property pursuant to any such Existing Collateral Documents as security for the “Obligations” (as such term is defined in the Existing Credit Agreement and/or the Existing Collateral Documents, as applicable) and any other obligations, liability or indebtedness of such Obligor under or with respect to the Existing Credit Agreement or any of the other Existing Collateral Documents, such Obligor hereby ratifies and reaffirms such grant of security and confirms and agrees that such Liens and security interests hereafter secure all of the “Obligations” (as such term is defined in the Credit Agreement and/or the Loan Documents, as applicable) and any other obligations, liability or indebtedness of such Obligor and the other Obligors, as applicable, under the Credit Agreement and the other Loan Documents.

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(c)           Each Obligor acknowledges receipt of a copy of the Credit Agreement and the Loan Documents executed and delivered in connection therewith and acknowledges that each of the Existing Collateral Documents, as amended hereby, remains in full force and effect and hereby is ratified and confirmed.  The execution and delivery of this Agreement, and the performance of the Obligors’ obligations hereunder, shall not (i) operate as a waiver of any right, power or remedy of Administrative Agent or the Lenders, (ii) constitute a waiver of any provision of any of the Existing Collateral Documents, or (iii) constitute a novation of any of the “Obligations” or any other obligations, liability or indebtedness under the Existing Credit Agreement or the Loan Documents (including, without limitation, the Existing Collateral Documents).  Each Obligor agrees that this Agreement constitutes a “Loan Document” under the Credit Agreement.

3.             Representations and Warranties.     Each Obligor hereby confirms to Administrative Agent that the representations and warranties set forth in the Existing Collateral Documents, as amended by this Agreement, made by such Obligor are true and correct in all respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date), and shall be deemed to be remade as of the date hereof.  Each Obligor hereby represents and warrants to Administrative Agent that: (i) such Obligor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) upon the execution and delivery hereof, this Agreement shall be valid, binding and enforceable upon such Obligor in accordance with its terms; (iii) the execution and delivery of this Agreement do not and shall not contravene, conflict with, violate or constitute a default under (A) the articles or certificate or incorporation, bylaws or other constituent documents of such Obligor, as applicable, or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which such Obligor is a party or is bound or which is binding upon or applicable to all or any portion of such Obligor’s Property and (iv) no Default or Event of Default exists.

4.             No Further Amendments; Ratification of Liability; Effect.   Except as amended hereby, each of the Existing Collateral Documents shall remain in full force and effect in accordance with their respective terms.  Each Obligor hereby ratifies and confirms its liabilities, obligations and agreements under the Existing Collateral Documents, all as amended by this Agreement, and acknowledges that (i) as of the date hereof, such Obligor has no defenses, claims or set-offs to the enforcement by Administrative Agent of such liabilities, obligations and agreements, (ii) as of the date hereof Administrative Agent and the Lenders have fully performed all obligations to such Obligor which Administrative Agent and the Lenders may have had or have on and as of the date hereof, and (iii) Administrative Agent does not waive, diminish or limit any term, condition or covenant contained in the Existing Collateral Documents.

5.             Successors and Assigns.  This Agreement shall be binding upon each Obligor and its successors and assigns and shall inure to the benefit of Administrative Agent and the Lenders and their respective successors and assigns; all references herein to the Obligors shall be deemed to include their respective successors and assigns.  The successors and assigns of each Obligor shall include, without limitation, their respective receivers, trustees or debtors-in-possession.

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6.             Further Assurances.  Each Obligor hereby agrees from time to time, as and when requested by Administrative Agent, to execute and deliver or cause to be executed and delivered (or otherwise authorized), all such documents, instruments and agreements, including, without limitation, any UCC financing statements (including, without limitation, any initial financing statements and amendments to existing financing statements), and to take or cause to be taken such further or other action as Administrative Agent may deem necessary or desirable in order to carry out the intent and purposes of this Agreement, the Credit Agreement and the Loan Documents, in each case as amended hereby.

7.             Definitions.  All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

8.             Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF ILLINOIS.

9.             Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10.          Merger.  This Agreement represents the final agreement of each Obligor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, between any of the Obligors and Administrative Agent.

11.          Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12.          Section Headings.  The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the day and year first set forth above.

GRANITE CITY FOOD & BREWERY LTD., a Minnesota corporation

By:	/s/ James G. Gilbertson
Name:	James G. Gilbertson
Title:	Chief Financial Officer

GRANITE CITY RESTAURANT OPERATIONS, INC., a Minnesota corporation

By:	/s/ James G. Gilbertson
Name:	James G. Gilbertson
Title:	Chief Financial Officer

GRANITE CITY — ARKANSAS, INC., an Arkansas corporation

By:	/s/ Monica A. Underwood
Name:	Monica A. Underwood
Title:	Treasurer, Chief Financial Officer and Secretary

GRANITE CITY — ORLAND PARK, INC., an Illinois corporation

By:	/s/ Monica A. Underwood
Name:	Monica A. Underwood
Title:	Treasurer, Chief Financial Officer and Secretary

GRANITE CITY — CREVE COEUR, INC., a Missouri corporation

By:	/s/ Monica A. Underwood
Name:	Monica A. Underwood
Title:	Treasurer, Chief Financial Officer and Secretary

Master Reaffirmation and Amendment to Loan Documents

GRANITE CITY — ROCKFORD, INC., an Illinois corporation

By:	/s/ Monica A. Underwood
Name:	Monica A. Underwood
Title:	Treasurer, Chief Financial Officer and Secretary

GRANITE CITY — PEORIA, INC., an Illinois corporation

By:	/s/ Monica A. Underwood
Name:	Monica A. Underwood
Title:	Treasurer, Chief Financial Officer and Secretary

GRANITE CITY OF INDIANA, INC., an Indiana corporation

By:	/s/ Monica A. Underwood
Name:	Monica A. Underwood
Title:	Treasurer, Chief Financial Officer and Secretary

GRANITE CITY OF OHIO, INC., an Ohio corporation

By:	/s/ Monica A. Underwood
Name:	Monica A. Underwood
Title:	Treasurer, Chief Financial Officer and Secretary

GRANITE CITY OF KANSAS LTD., a Kansas corporation

By:	/s/ James G. Gilbertson
Name:	James G. Gilbertson
Title:	Chief Financial Officer

Master Reaffirmation and Amendment to Loan Documents

GRANITE CITY OF MARYLAND, INC., a Minnesota corporation

By:	/s/ James G. Gilbertson
Name:	James G. Gilbertson
Title:	Chief Financial Officer

Master Reaffirmation and Amendment to Loan Documents

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first set forth above.

ADMINISTRATIVE AGENT:

FIFTH THIRD BANK, an Ohio banking corporation, as Administrative Agent

By:	/s/ Aaron L. Markos
Name:	Aaron L. Markos
Title:	Vice President

Master Reaffirmation and Amendment to Loan Documents

EXHIBIT A

EXISTING COLLATERAL DOCUMENTS

All capitalized terms used but not elsewhere defined in this Exhibit A shall have the respective meanings ascribed to such terms in the foregoing Agreement.  Each of the following agreements, documents and instruments shall be deemed to include any and all amendments, modifications, supplements and restatements thereof.

1.              Guaranty, Pledge and Security Agreement dated as of May 10, 2011, by and among the Guarantors and Administrative Agent (including the Schedules updated as of the date hereof)

2.              Guarantor Joinder Agreement dated as of December 30, 2011, by and among GC Maryland, the Guarantors and Administrative Agent

3.              Pledge Amendment dated as of December 30, 2011, by and among Borrower and Administrative Agent

4.              Intercompany Subordination Agreement dated as of May 10, 2011, between the Obligors and Administrative Agent

5.              Irrevocable Proxies Coupled with Interest

a.              Executed by Borrower appointing Administrative Agent as its representative as a stockholder of Operations

b.              Executed by Borrower appointing Administrative Agent as its representative as a stockholder of GC Arkansas

c.               Executed by Borrower appointing Administrative Agent as its representative as a stockholder of GC Orland Park

d.              Executed by Borrower appointing Administrative Agent as its representative as a stockholder of GC Creve Coeur

e.               Executed by Borrower appointing Administrative Agent as its representative as a stockholder of GC Rockford

f.                Executed by Borrower appointing Administrative Agent as its representative as a stockholder of GC Peoria

g.               Executed by Borrower appointing Administrative Agent as its representative as a stockholder of GC Indiana

h.              Executed by Borrower appointing Administrative Agent as its representative as a stockholder of GC Ohio

i.                  Executed by Operations appointing Administrative Agent as its representative as a stockholder of GC Kansas

j.                 Executed by Operations appointing Administrative Agent as its representative as a stockholder of GC Maryland

6.              Stock Powers and Assignments Separate from Certificate, as applicable, undated and executed in blank

a.              Executed by Borrower for Operations

b.              Executed by Borrower for GC Arkansas

c.               Executed by Borrower for GC Orland Park

d.              Executed by Borrower for GC Creve Coeur

e.               Executed by Borrower for GC Rockford

f.                Executed by Borrower for GC Peoria

g.               Executed by Borrower for GC Indiana

h.              Executed by Borrower for GC Ohio

i.                  Executed by Operations for GC Kansas

j.                 Executed by Operations for GC Maryland

7.              Trademark Security Agreement dated as of May 10, 2011, by Borrower in favor of Administrative Agent and filed with the United States Patent and Trademark Office, Trademark Division, on May 10, 2011 at Reel 4538, Frame 0069

8.     Trademark Security Agreement dated as of December 30, 2011, by Borrower in favor of Administrative Agent and filed with the United States Patent and Trademark Office, Trademark Division, on January 6, 2012 at Reel 4699, Frame 0092

9.              Patent Security Agreement dated as of May 10, 2011, by Borrower in favor of Administrative Agent and filed with the United States Patent and Trademark Office on May 10, 2011 at Reel 026251, Frame 0889

10.       Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by Operations in favor of Administrative Agent, covering the leasehold interest in the land and the fee interest in the improvements located at 1636 SW 42nd Street, Fargo, North Dakota 58103 and recorded in the office of the Cass County Recorder on June 14, 2011 as Document Number 1325192

11.       Landlord’s Consent and Agreement for the leased real property located at 1636 SW 42nd Street, Fargo, North Dakota 58103

12.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 11411 Olive Blvd., Creve Coeur, Missouri 63141

13.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 5270 Utica Ridge Road, Davenport, Iowa 52807

14.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 3330 Pilot Knob Road, Eagan, Minnesota 55121

15.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 230 Conference Center Drive, East Peoria, Illinois 61611

16.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 2244 North Webb Road, Wichita, Kansas 67226

17.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 3809 Coldwater Road, Fort Wayne, Indiana 46805

18.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 15085 119th Street, Olathe, Kansas

19.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 1001 N. 102nd St., Omaha, Nebraska 68114

20.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 1701 Village West Parkway, Kansas City, Wyandotte County, Kansas

21.  Landlord Waiver and Collateral Access Agreement for the leased real property located at 6150 O Street, Lincoln, Nebraska 68505

22.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 72 West Towne Mall, Madison, Wisconsin 53719

23.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 14035 South LaGrange Rd., Orland Park, Illinois 60462

24.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 7140 Harrison Ave., Suite 108, Rockford, Illinois 61112

25.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 851 Rosedale Center, Roseville, Minnesota 55113

26.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 2620 South Louise Ave., Sioux Falls, South Dakota 57104

27.       Landlord’s Subordination and Consent Agreement for the leased real property located at University Park Mall, Room 10000, Mishawaka, Indiana

28.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 3945 2nd St. South, St. Cloud, Minnesota 56301

29.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 5500 Excelsior Blvd, City of St. Louis Park, County of Hennepin, Minnesota

30.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 2300 Village Drive West, Suite 130 (600 Russell Road), Maumee, Ohio 43537

31.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 2661 North Maize Road, West Wichita, Kansas 67205

32.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 8461 Northwest Prairie View Rd., Kansas City, Missouri

33.       Landlord Waiver and Collateral Access Agreement for the leased real property located at

5402 Parkdale Drive, Suite 101, St. Louis Park, Minnesota

34.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 1722 Detroie Street, Ellsworth, Iowa 50075

35.       Landlord’s Consent and Subordination for the leased real property located at 150 West 96th Street, Indianapolis, Indiana 46290

36.  Landlord Waiver and Collateral Access Agreement for the leased real property located at Space S352, Mall of America in Hennepin County, Minnesota

37.       Landlord Waiver and Collateral Access Agreement for the leased real property located at 39 W. Jackson Place, Indianapolis, IN

38.       Landlord’s Waiver for the leased real property located at Fleet Street, Commercial Unit P-1, National Harbor, Maryland 20745

39.       Landlord Waiver and Collateral Access Agreement for the leased real property located at Annapolis Towne Centre at Parole, in Parole, Maryland

40.       UCC financing statements, as indicated on the chart below:

Debtor	Jurisdiction	UCC Type	Filing Date	Filing Number
Granite City Food & Brewery Ltd.	MN SOS	Blanket	5/10/11	201124208212
Granite City Restaurant Operations, Inc.	Cass County, ND	Fixture	6/14/2011	11-000677444-2
Granite City Restaurant Operations, Inc.	MN SOS	Blanket	5/10/11	201124208173
Granite City — Arkansas, Inc.	AR SOS	Blanket	5/10/11	40000031224854
Granite City — Orland Park, Inc.	IL SOS	Blanket	5/10/11	16260649
Granite City — Creve Coeur, Inc.	MO SOS	Blanket	5/10/11	20110051244A
Granite City — Rockford, Inc.	IL SOS	Blanket	5/10/11	16260657
Granite City — Peoria, Inc.	IL SOS	Blanket	5/10/11	16260665
Granite City of Indiana, Inc.	IN SOS	Blanket	5/10/11	201100004078023
Granite City of Ohio, Inc.	OH SOS	Blanket	5/11/11	201113200072
Granite City of Kansas Ltd.	KS SOS	Blanket	5/10/11	70941229
Granite City of Maryland, Inc.	MN SOS	Blanket	12/30/11	201226707728